                                                            Contract No. 551593
                      FIRM TRANSPORTATION SERVICE AGREEMENT
                        (APPLICABLE TO RATE SCHEDULE FT)

         This Agreement ("Agreement"), is made and entered into by Kinder Morgan
Interstate Gas Transmission LLC, a Colorado  corporation  ("Transporter") and by the Party(s) named in Article XIII ("Shipper").

         In  consideration  of the  premises  and of the mutual  covenants,  the parties do agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

         Subject  to  the  terms,  conditions  and  limitations  hereof  and  of
Transporter's  Rate Schedule FT,  Transporter agrees to receive from, or for the account of, Shipper for transportation on a firm basis quantities of natural gas tendered  by  Shipper  on any  day at the  Primary  Receipt  Point(s)  up to the
applicable Maximum Daily Receipt Quantity for such Receipt Point.  Shipper shall not tender at all Primary Receipt Points on any day without the prior consent of
Transporter, a cumulative quantity of natural gas in excess of the Maximum Daily
Transportation Quantity set forth in Article XIII.

         Transporter  agrees to transport and deliver to, or for the account of,
Shipper at the Delivery  Point(s) the nominated gas received from Shipper at the
Receipt Point(s), less the Fuel Reimbursement Quantity and other deductions, and
Shipper  agrees to accept or cause  acceptance of delivery of these  quantities;
provided,  however,  that  Transporter  shall not be obligated to deliver at any
Delivery  Point on any day a quantity of natural gas in excess of the applicable
Maximum Daily Delivery Quantity.

                                   ARTICLE II
                                TERM OF AGREEMENT

         This  Agreement  shall become  effective as of the date set forth below and shall remain in full force and effect in  accordance  with the terms of this
Service  Agreement.  This Agreement may be extended for another  primary term if agreed to by both parties in accordance with the provisions in the General Terms and Conditions on the Right of First Refusal Process.

                                   ARTICLE III
                                  RATE SCHEDULE

         Shipper  shall pay  Transporter  for all services  rendered and for the availability of such service at rates filed under Transporter's FT Rate Schedule as shown on Sheet No. 4-A of Second  Revised  Volume No. 1-A and as the same may be hereafter  revised or changed.  Unless otherwise agreed to in writing between
Transporter  and  Shipper,  the rates to be charged  Shipper for  transportation shall not be more than the maximum  rate under Rate  Schedule  FT, nor less than the minimum rate under Rate Schedule FT.

         This Agreement and all terms and provisions  contained or  incorporated herein are subject to the provisions of Transporter's  applicable Rate Schedules and of  Transporter's  General  Terms and  Conditions  on file with the  Federal
Energy  Regulatory  Commission,  or other duly  constituted  authorities  having jurisdiction,  and as the same may be legally amended or superseded,  which Rate
Schedules and General Terms and  Conditions  are by this  reference  made a part hereof.

         Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in: (a) the rates and charges  applicable to service pursuant to Transporter's Rate Schedule
FT, (b)  Transporter's  Rate Schedule FT, pursuant to which service is rendered, or (c) any  provision of the General  Terms and  Conditions  applicable  to Rate
Schedule FT.

                                   ARTICLE IV
                            PRIMARY RECEIPT POINT(S)

         Natural gas to be received  by  Transporter  for the account of Shipper shall be delivered by Shipper and received by  Transporter on the outlet side of the measuring  station(s) at or near the Primary Receipt  Point(s)  specified in
Appendix A, with the Maximum  Daily  Receipt  Quantity and the facility  number, maximum receipt pressure, and provisions for incremental facilities as set forth in Appendix A. If multiple  primary  delivery  point rate zones are specified in
Appendix B the primary  receipt  point(s)  and  quantities  must be allocated by primary delivery point rate zone in Appendix A.

                                    ARTICLE V
                             PRIMARY DELIVERY POINTS

         Natural gas to be delivered by  Transporter  for the account of Shipper shall be delivered by Transporter  and received by Shipper on the outlet side of the measuring  station(s) at or near the Primary Delivery Point(s)  specified in
Appendix B, with the Maximum Daily  Delivery  Quantity and the facility  number, maximum delivery pressure,  and provisions for incremental  facilities indicated
for each such Delivery Point as set forth in Appendix B.

                                   ARTICLE VI
                                     QUALITY

         All natural gas  tendered to  Transporter  for  transportation  for the account  of  Shipper  at the  Receipt  Point(s)  shall  conform  to the  quality specifications  set forth in Section 4 of the General  Terms and  Conditions  of
Transporter's  FERC Gas Tariff,  as revised  from time to time unless  otherwise agreed to. Transporter may refuse to take delivery of any gas for transportation which does not meet such quality specifications.

                                   ARTICLE VII
                                 INTERPRETATION

         The  interpretation  and  performance  of  the  Agreement  shall  be in accordance with the laws of the State of Colorado.

         This Agreement,  and all its rates, terms and conditions,  shall at all times be subject to  modification  by order of the FERC upon  notice and hearing and a  finding  of good  cause  therefor.  In the  event  that any party to this
Agreement  requests the FERC to take any action which could cause a modification in the conditions of this Agreement,  that party shall provide written notice to the other parties at the time of filing the request with the FERC.

                                  ARTICLE VIII
                           AGREEMENTS BEING SUPERSEDED

         When this Agreement  becomes  effective,  it shall supersede and cancel any other firm agreements between the parties for the same service.

                                   ARTICLE IX
                                 CERTIFICATIONS

         By executing this Agreement,  Shipper certifies that: (1) Shipper has a valid right to deliver the gas to be  transported  by  Transporter;  (2) Shipper has, or will have, entered into all arrangements  necessary for the commencement of deliveries to Transporter;  and (3) Shipper has a transportation  contract(s)
or will  enter  into a  transportation  contract(s)  with the  party  ultimately receiving the gas, prior to the commencement of service.

                                    ARTICLE X
                                    ADDRESSES

         Except as  otherwise  provided or as provided in the General  Terms and
Conditions  of  Transporter's  FERC Gas  Tariff,  any notice,  request,  demand, statement,  bill or payment provided for in this Agreement,  or any notice which any party may  desire to give to the  other,  shall be in  writing  and shall be considered as duly delivered when mailed by  registered,  certified,  or regular mail to the post office address of the parties as follows:

    (a)  Transporter:
         Mailing Address:                         Street Address:
         Kinder Morgan Interstate Gas             Kinder Morgan Interstate Gas
         Transmission LLC                         Transmission LLC
         P.O. Box 281304                          370 Van Gordon
         Lakewood, Colorado 80228-8304            Lakewood, Colorado 80228
         Telephone: (303) 989-1740
         Telecopy: (303) 763-3515
         Scheduling:                              Payment Address:
         Transportation and Storage Services      KMIGT-TB
         Telephone: (713) 369-9329                Dept. 3040
         Telecopy:  (713) 369-9325                P O Box 201607
                                                  Dallas, Texas 75320-1607
                                                  Wires:
                                                  KMIGT-TB
                                                  Wells Fargo Bank
                                                  ABA No. 121 000 248
                                                  Account No. 412 112 9266

         (b) Shipper:  As shown in Article XIII or such other  address as either party shall designate by formal written notice.

                                   ARTICLE XI
                             SUCCESSORS AND ASSIGNS

         This  Agreement  shall be binding  upon and inure to the benefit of any successor(s),  substantially as an entirety, to either Transporter or Shipper by merger,  consolidation or acquisition.  Either Transporter or Shipper may assign or pledge this  Agreement  and all rights and  obligations  hereunder  under the provisions of any mortgage,  deed of trust,  indenture or other instrument which it  has  executed  or  may  execute  hereafter  as  security  for  indebtedness;
otherwise, except as provided in Section 23 of the General Terms and Conditions, neither  Transporter  nor  Shipper  shall  assign this  Agreement  or its rights hereunder.

                                   ARTICLE XII
                                CAPACITY RELEASE

         Shipper may release its capacity under this Firm Transportation Service
Agreement,  up to Shipper's  Maximum  Daily  Transportation  Quantity or Maximum
Contract  Quantity,  in  accordance  with the General  Terms and  Conditions  of
Transporter's FERC Gas Tariff.

                                  ARTICLE XIII
                              SPECIFIC INFORMATION

         Firm Transportation  Service Agreement between KINDER MORGAN INTERSTATE
GAS TRANSMISSION LLC ("Transporter") and NEDAK ETHANOL LLC ("Shipper").

Contract Number: 551593
Contract Date: May 8, 2006
Term: June 1, 2007 thru May 31, 2017
Termination Notice:

Notice of  Rollover:  1 year in  advance of (i) the end of the  primary  term or extended term; or (ii) any termination date after the primary term has ended.

Shipper Address:
NEDAK ETHANOL LLC
JEFF LIESWALD
P.O. Box 391
Atkinson, NE 68713
Telephone: (402) 925-5570
Telecopy: (402) 925-5533

Billing/Notices/Scheduling:
NEDAK ETHANOL LLC
JEFF LIESWALD
P.O. Box 391 Atkinson,  NE 68713
Telephone:  (402) 925-5570
Telecopy:   (402) 925-5533

Maximum Daily Transportation Quantity: 2450 Dth per day.

Rate: The rate charged will be the maximum transportation rate unless otherwise agreed to in writing.

Fuel Reimbursement: As stated on Tariff Sheet No. 4-D, unless otherwise agreed to in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representative.

KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC     NEDAK ETHANOL LLC
"Transporter"                                     "Shipper"

By: /s/ Randy M. Hostlaw                          By: /s/ Jerome Fagerland
    --------------------                              --------------------
Name: Randy M. Hostlaw                            Name: Jerome Fagerland
      ----------------                                  ----------------
Title: Vice President                             Title: President & General Manager
       --------------                                    ---------------------------

                                   APPENDIX A
                                RECEIPT POINT(S)

         To the Firm  Transportation  Service  Agreement  between  KINDER MORGAN
INTERSTATE  GAS   TRANSMISSION  LLC   ("Transporter")   and  NEDAK  ETHANOL  LLC
("Shipper").

Contract Number: 551593                            Dated: May 8, 2006
                                                   Effective Date:June 1, 2007

Primary                                            Maximum                                 Provision for
                                                   Receipt           Maximum Daily         Incremental
Receipt Point(s)                      PIN          Pressure          Receipt Quantity      Facility
----------------                      ---          --------          ----------------      --------
6/1/2007 -5/31/2017
1. KMULLC /KMIGT DOUGLAS PLT OUTLE    996620                         2069

2. CIG/KMIGT GLENROCK CONVERSE        19350                          381

This Appendix A supersedes  and cancels any previously  effective  Appendix A to this referenced Firm Transportation Service Agreement.

KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC       NEDAK ETHANOL LLC
"Transporter"                                       "Shipper"

By: /s/ Randy M. Hostlaw                            By: /s/ Jerome Fagerland
    --------------------                                --------------------
Title: Vice President                               Title: President & General Manager
       --------------                                      ---------------------------

                                   APPENDIX B
                                DELIVERY POINT(S)

         To the Firm  Transportation  Service  Agreement  between  KINDER MORGAN
INTERSTATE  GAS   TRANSMISSION  LLC   ("Transporter")   and  NEDAK  ETHANOL  LLC
("Shipper").

Contract Number: 551593                                  Dated: May 8, 2006
                                                         Effective Date:June 1, 2007

                                                         Maximum                                 Provision for
Primary                                                  Receipt           Maximum Daily        Incremental
Receipt Point(s)                            PIN          Pressure          Receipt Quantity      Facility
----------------                            ---          --------          ----------------      --------

6/1/2007 - 5/31/2017
1. KMIGT/KMIGT NEDAK ETHANOL PLAN HOL       42543                          2450

This Appendix B supersedes  and cancels any previously  effective  Appendix B to this referenced Firm Transportation Service Agreement.

KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC     NEDAK ETHANOL LLC
"Transporter"                                     "Shipper"

By: /s/ Randy M. Hostlaw                          By: /s/ Jerome Fagerland
    --------------------                              --------------------
Title: Vice President                             Title: President & General Manager
       --------------                                    ---------------------------

                                   APPENDIX C
                   PRIMARY TRANSPORTATION PATH SEGMENT MDTQ's

         An MDTQ  exists  for  each  primary  transportation  path  segment  and direction within the primary path under this Agreement. Such MDTQ is the maximum daily transportation quantity of gas which Transporter is obligated to transport on a firm basis along a primary transportation path segment.

         A schedule showing these primary  transportation path segment MDTQ's is attached.

         This  Appendix  C  supersedes  and  cancels  any  previously  effective
Appendix C to this Firm Transportation Service Agreement.

                                          KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC
                                          "Transporter"

                                          By: /s/ Randy M. Hostlaw
                                             -----------------------------------
                                          Title: Vice President
                                                --------------------------------
                                          NEDAK ETHANOL LLC
                                          "Shipper"

                                          By: /s/ Jerome Fagerland
                                             -----------------------------------
                                          Title: President & General Manager
                                             -----------------------------------

                                              Flow Direction
                               Upstream       (F)orward Haul
              Segment #        Segment        or (B)ack Haul      MTDQ
              ---------        -------        --------------      ----

     6/1/2007 - 5/31/2017
     1.           50           0              F                   0
     2.           55           50             F                   381
     3.           58           55             F                   381
     4.           58           740            F                   2069
     5.           60           58             F                   2450
     6.           80           60             F                   2450
     7.           190          80             F                   2450
     8.           210          190            F                   2450
     9.           215          210            F                   2450
     10.          220          215            F                   2450
     11.          410          220            F                   2450
     12.          430          410            F                   2450
     13.          735          0              F                   0
     14.          740          735            F                   2069